Exhibit 77Q1 (a)(1) - Amendment to Declaration of Trust, dated
November 16, 2006, filed via EDGAR herewith.

Exhibit 77Q1 (e)(1) - Investment Advisory Agreement between registrant and Phoenix Investment Counsel, Inc. dated
September 1, 2006 filed via EDGAR with Post-effective
Amendment no 13 on December 21, 2006 and incorporated herein by reference.